UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 29, 2023

WYTEC INTERNATIONAL, INC.

(Exact name of registrant as specified in its charter)

Nevada

(State or other jurisdiction of incorporation)

001-39478	46-0720717
(Commission File Number)	(I.R.S. Employer Identification No.)

19206 Huebner Road, Suite 202, San Antonio, Texas	78258
(Address of principal executive offices)	(Zip Code)

(210) 233-8980

(Registrant’s telephone number, including area code)

(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR240.14d-2(b))

☐ Soliciting material pursuant to Rule 14a-12 under Exchange Act (17 CFR240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each Class	Trading Symbol	Name of each exchange on which registered
Common Stock	None	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

☐

SECTION 3. SECURITIES AND TRADING MARKETS

ITEM 3.03 Material Modification to Rights of Security Holders.

On December 29, 2023, Wytec International, Inc., a Nevada corporation (“Wytec”), filed an amendment to its Certificate of Designation for its Series C Preferred Stock (the “Amendment to Series C Certificate of Designation”) with the Secretary of State of the State of Nevada in order to remove the provision which provided for the automatic redemption of shares of Wytec’s Series C Preferred Stock on the date that Wytec’s shares of common stock first trade on any national securities exchange because such provision is incompatible with Section 1 of that certain exchange agreement by and between the Company and Mr. William H. Gray, dated October 6, 2022, as amended on November 15, 2022.

This brief description of the Amendment to Series C Certificate of Designation is only a summary of the material terms and is qualified in its entirety by reference to the full text of the Amendment to Series C Certificate of Designation attached to this Current Report on Form 8-K as Exhibit 4.1.

SECTION 5. CORPORATE GOVERNANCE AND MANAGEMENT

ITEM 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 29, 2023, Wytec filed an Amendment to Series C Certificate of Designation with the Secretary of State of the State of Nevada. The sole holder of the Company’s Series C Preferred Stock is William H. Gray, the Chairman, Chief Executive Officer, and President of Wytec. The amendment to the rights and privileges of the Series C Preferred Stock owned by Mr. Gray is more fully discussed in Item 3.03 and the full text of the Amendment to Series C Certificate of Designation is attached to this Current Report on Form 8-K as Exhibit 4.1.

ITEM 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The information set forth in Item 3.03 is incorporated herein by reference.

SECTION 9. FINANCIAL STATEMENTS, PRO FORMA FINANCIALS & EXHIBITS

ITEM 9.01. Financial Statements and Exhibits.

(d)       Exhibits

4.1	Amendment to Series C Certificate of Designation.
104	Cover Page Interactive Data File (formatted in inline XBRL).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

WYTEC INTERNATIONAL, INC.

(Registrant)

Date: January 3, 2024	/s/ William H. Gray
William H. Gray, Chief Executive Officer

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